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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 1, 1995 included in Regal-Beloit Corporation's Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.


                                                   /s/ ARTHUR ANDERSEN LLP
                                                   -----------------------
                                                   ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin,
December 29, 1995.